Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Unicycive Therapeutics, Inc. (the “Company”) on Form 10-Q for the three month period ended June 30, 2026, as filed with the Securities and Exchange Commission on August 12, 2026 (the “Report”), I, Shalabh Gupta, M.D., Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the Report.

By:	/s/ Shalabh Gupta, M.D.
Shalabh Gupta, M.D.
Chief Executive Officer
(Principal Executive Officer)